.	Summary Prospectus September 15, 2025

Allspring Short Duration Government Bond Fund

Class A: MSDAX; Class C: MSDCX; Class R6: MSDRX; Institutional Class: WSGIX	Link to Prospectus	Link to SAI

Effective at the close of business on September 29, 2025, Class C of the Fund will be closed to new investors and additional investments from existing shareholders. Effective on or about the close of business on November 14, 2025, all Class C shares of the Fund will automatically convert to Class A shares of the Fund.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to AllspringFundsShareholders@allspringglobal.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated January 1, 2025, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks to provide current income consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Allspring Funds. More information about these and other discounts is available from your financial professional and in “Share Class Features” and “Reductions and Waivers of Sales Charges” on pages 66 and 68 of the Prospectus and “Additional Purchase and Redemption Information” on page 92 of the Statement of Additional Information. Investors who purchase through certain intermediaries may be subject to different sales charge discounts than those outlined shares in these sections. Please see Appendix A on page 98 for further information.

Shareholder Fees (fees paid directly from your investment)
	A	C	R6	Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%	None	None
1.	Investments of $250,000 or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 0.40% if redeemed within 12 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	R6	Institutional
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%	0.00%
Other Expenses	0.51%	0.51%	0.14%	0.19%
Total Annual Fund Operating Expenses	0.86%	1.61%	0.49%	0.54%
Fee Waivers	(0.09)%	(0.09)%	(0.12)%	(0.12)%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	R6	Institutional
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.77%	1.52%	0.37%	0.42%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through December 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.77% for Class A, 1.52% for Class C, 0.37% for Class R6 and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$277	$460	$659	$1,231
Class C	$255	$499	$868	$1,903
Class R6	$38	$145	$262	$604
Institutional Class	$43	$161	$290	$666
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$155	$499	$868	$1,903

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 200% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 90% of the Fund’s net assets in U.S. Government obligations; and

■	up to 10% of the Fund’s net assets in non-government mortgage- and asset-backed securities.

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may enter into mortgage dollar rolls. While we may purchase securities of any maturity or duration, under normal circumstances, we expect the portfolio’s overall dollar-weighted average effective duration to be less than that of a 3-year U.S. Treasury note. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value and become less liquid when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of rising interest rates. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. When interest rates decline or are low, the prepayment of mortgages or assets underlying such securities can reduce a Fund’s returns.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. The Fund’s Regulatory Benchmark is a broad-based index that represents the overall securities markets relative to the Fund’s asset category while the Fund’s Strategy Benchmark is most closely aligned with the Fund’s investment universe based on its investment strategy. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at allspringglobal.com.

Calendar Year Total Returns as of 12/31 each year (Returns do not reflect sales charges and would be lower if they did)
.	Highest Quarter: December 31, 2023	+3.08%
	Lowest Quarter: March 31, 2022	-2.87%
	Year-to-date total return as of September 30, 2024 is +4.68%

Average Annual Total Returns for the periods ended 12/31/2023 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/11/1996	2.14%	0.18%	0.35%
Class A (after taxes on distributions)	3/11/1996	0.66%	-0.67%	-0.40%
Class A (after taxes on distributions and the sale of Fund Shares)	3/11/1996	1.24%	-0.22%	-0.05%
Class C (before taxes)	5/31/2002	2.56%	-0.17%	-0.03%
Class R6 (before taxes)	11/30/2012	4.64%	0.98%	0.97%
Institutional Class (before taxes)	4/8/2005	4.59%	0.93%	0.92%
Bloomberg U.S. 1-3 Year Government Bond Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		4.32%	1.28%	1.05%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		5.53%	1.10%	1.81%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Maulik Bhansali, CFA, Portfolio Manager/2017 Jarad Vasquez, Portfolio Manager/2017

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional, or if applicable, your retirement plan sponsor.

Eligibility requirements may vary by class; please see “Share Class Eligibility” in the Prospectus for more information.

	Minimum Investments	Additional Investments
Class A and Class C	Regular Accounts: $1,000 IRAs, IRA Rollovers, Roth IRAs: $250 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum	Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum
Class R6	Eligible investors are not subject to a minimum initial investment (intermediaries may require different minimum investment amounts)	None (intermediaries may require different minimum additional investment amounts)
Institutional Class	$1 million (this amount may be reduced or eliminated for certain eligible investors)	None
To Buy or Sell Shares
Class A, Class C, and Institutional Class	Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: allspringglobal.com Phone or Wire: 1-800-222-8222
Class R6	Contact your plan sponsor

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Intermediaries

If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.

Link to Prospectus	Link to SAI

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